ADVISORSHARES TRUST
Mars Hill Global Relative Value ETF
(the “Fund”)

Supplement Dated March 16, 2011
To The Prospectus and Statement of Additional Information Dated March 16, 2010

The following information supplements, and should be read in conjunction with, the Fund’s Prospectus and Statement of Additional Information listed above.

Portfolio Manager Change

Effective immediately, Gregory L. Thatcher, a partner of Mars Hill Partners, LLC, the investment sub-adviser to the Fund, no longer serves as a portfolio manager of the Fund. Accordingly, effective immediately, all references to Gregory L. Thatcher are hereby removed from the Fund’s Prospectus and Statement of Additional Information.

The Fund’s investment objective, principal risks, fund fees and expenses, and the day-to-day management of the Fund have not changed as a result of the Fund’s portfolio manager change.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.